SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 10, 2012


                                 Earn-A-Car Inc.
             (Exact name of Registrant as specified in its charter)

            Nevada                       333-165301              27-1320213
  (State or other jurisdiction          (Commission             (IRS Employer
of incorporation or organization)       File number)         Identification No.)

                            Office 1 The Falls Centre
                           Corner Great North and Webb
                             Northmead, Benoni 1522
                              Union of South Africa
               (Address of principal executive offices) (Zip Code)

                                +27 11 425 1666
              (Registrant's Telephone Number, Including Area Code)

                        Victoria Internet Services, Inc.
              (Former Name or Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On February 10, 2012, we filed a certificate of amendment with the Secretary of State of the State of Nevada to change our corporate name from Victoria Internet Services, Inc. to Earn-A-Car Inc. which reflects our changed business operations. As a result of our name change, we applied for a new symbol on the OTCBB and were granted the symbol (EACR) on March 8, 2012. This new symbol replaced our former symbol (VRIS).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     NA

(b)  Pro-Forma Financial Information

     NA

(c)  Exhibits

     3.1 Certificate of Amendment, filed February 10, 2012.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earn-A-Car Inc.


By: /s/ John Storey, CEO
    ------------------------------------
    John Storey, CEO

Dated: March 30, 2012

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